EQ ADVISORS TRUST

SUPPLEMENT DATED NOVEMBER 13, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement updates certain information contained in the Prospectus dated May 1, 2008, as supplemented of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with updated information regarding AXA Equitable Life Insurance Company (“AXA Equitable”) investment personnel managing the following Portfolios of the Trust (“Portfolios”).

EQ/International Core PLUS Portfolio

EQ/Large Cap Core PLUS Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/AllianceBernstein Value Portfolio*

EQ/Mid Cap Value PLUS Portfolio

EQ/AllianceBernstein Quality Bond Portfolio*

Effective November 13, 2008, information following the first paragraph in the Section of the Prospectus entitled “Who Manages the Portfolio: AXA Equitable,” for each of the Portfolios is replaced in its entirety with by the following:

A committee of AXA FMG investment personnel manages the ETF Allocated Portion of the Portfolios. Kenneth Kozlowski serves as the lead portfolio manager of the committee with primary responsibility for the management of the ETF Allocated Portion. Xavier Poutas assists the lead portfolio manager with day-to-day management of the ETF Allocated Portion, but does not have joint and primary responsibility for management of the Portfolios.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Vice President of AXA Equitable from February 2001 to present. He has had primary responsibility for the asset allocation, fund selection and rebalancing of AXA Equitable’s funds of funds since 2003 and for the ETF Allocated Portion since May 25, 2007. Prior to June 1, 2007, Mr. Kozlowski served as Chief Financial Officer and Treasurer of the Trust since December 2002.

Xavier Poutas, CFA® joined AXA FMG in November 2004 as Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds. From November 2003 to September 2004, he served as Audit Manager of AXA Internal Audit, and From September 2002 to October 2003, he was a senior auditor with AXA Internal Audit. Mr. Poutas assists in portfolio analysis and portfolio performance evaluation.

Information about the lead manager’s compensation, other accounts he manages and his ownership of securities in the Portfolios is available in the Portfolios’ Statement of Additional Information.

* With respect to these Portfolios the change will not be effective until December 1, 2008, when the Portfolios’ names will change from EQ/AllianceBernstein Value Portfolio to EQ/Large Cap Value PLUS Portfolio and from EQ/AllianceBernstein Quality Bond Portfolio to EQ/Quality Bond PLUS Portfolio.